POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ Betsy J. Bernard
______________________________________
B. J. Bernard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ Jocelyn Carter-Miller
______________________________________
J. Carter-Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ G. E. Costley
______________________________________
G. E. Costley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ Michael Dan
______________________________________
M. T. Dan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ Dennis H. Ferro
______________________________________
D. H. Ferro

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ D. Gelatt
______________________________________
C. D. Gelatt, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ Susan L. Helton
______________________________________
S. L. Helton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ R. L. Keyser
______________________________________
R. L. Keyser

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ L. Maestri
______________________________________
L. Maestri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints T. J. Lillis, K. E. Shaff, and L. D. Zimpleman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company variable annuity contract:

Principal Pivot Series Variable Annuity            File No. 333-______________________

with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B (File #811-02091) on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 30th day of June, 2014.

/s/ E. E. Tallett
______________________________________
E. E. Tallett